Aston Funds

(the “Trust”)

ASTON/Anchor Capital Enhanced Equity Fund (the “Fund”)

(formerly, ASTON/M.D. Sass Enhanced Equity Fund)

Class N Shares and Class I Shares

Supplement dated June 29, 2012 to the Prospectus dated February 29, 2012 for the Aston Funds

(the “Prospectus”) and the Summary Prospectus dated March 1, 2012 for the Fund

(the “Summary Prospectus” and together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

CHANGE IN SUBADVISER AND FUND NAME

Effective as of June 30, 2012 (the “Effective Date”), Anchor Capital Advisors LLC (“Anchor Capital”) was appointed as a subadviser to the Fund, and the Fund will change its name to ASTON/Anchor Capital Enhanced Equity Fund. All of the assets of the Fund will be allocated to Anchor Capital as of the Effective Date. The existing subadvisory agreement with M.D. Sass Investors Services, Inc. will be terminated.

There is no change in the Fund’s portfolio manager or its current investment objective, principal investment strategies or management fees.

As of the Effective Date, the following information replaces the information in the Prospectuses relating to the Fund’s subadviser and portfolio manager:

Management

Anchor Capital Advisors LLC (“Anchor Capital”) serves as the subadviser to the Fund. Mr. Ronald L. Altman, portfolio manager of the enhanced equity strategy, has served as the Fund’s portfolio manager since the Fund’s inception in January 2008.

As of the Effective Date, the following information replaces the information in the Prospectus relating to the Fund’s subadviser:

ASTON/Anchor Capital Enhanced Equity Fund

Anchor Capital Advisors LLC, One Post Office Square, Suite 3850, Boston, MA 02109, was established in 1983. Eighty percent (80%) of Anchor Capital is owned by Anchor Capital Holdings LLC, which is a wholly-owned subsidiary of publicly-held Boston Private Financial Holdings, Inc. As of April 30, 2012, Anchor Capital had assets of approximately $6.3 billion under management. Anchor Capital has not previously managed mutual fund accounts.

As of the Effective Date, the following information replaces the information in the Prospectus on page 108 relating to the Fund’s portfolio manager:

Ronald L. Altman

Portfolio Manager since the Fund’s inception. Mr. Altman joined Anchor Capital in June 2012 as Portfolio Manager of the enhanced equity strategy. Prior to Anchor Capital, Mr. Altman was a Portfolio Manager of the enhanced equity strategy at M.D. Sass Investors Services, Inc., the previous subadviser to the Fund. From 2005 to 2009, Mr. Altman was a Partner and Portfolio Manager of the enhanced equity income strategy at MB Investment Partners, Inc. Mr. Altman has over 40 years of experience in the investment research and money management business in various positions.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

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Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund (the “Fund”)

(formerly, ASTON/M.D. Sass Enhanced Equity Fund)

Class N Shares and Class I Shares

Supplement dated June 29, 2012

to the Statement of Additional Information dated February 29, 2012

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information. Keep it for future reference.

CHANGE IN SUBADVISER AND FUND NAME

Effective as of June 30, 2012 (the “Effective Date”), Anchor Capital Advisors LLC (“Anchor Capital”) was appointed as a subadviser to the Fund, and the Fund will change its name to ASTON/Anchor Capital Enhanced Equity Fund. All of the assets of the Fund will be allocated to Anchor Capital as of the Effective Date. The existing subadvisory agreement with M.D. Sass Investors Services, Inc. will be terminated.

As of the Effective Date, the following information replaces the information in the Statement of Additional Information on pages 110-111 relating to the Fund’s subadviser and portfolio manager:

Anchor Capital Advisors LLC (“Anchor Capital”)

Anchor Capital is the subadviser to ASTON/Anchor Capital Enhanced Equity Fund. Eighty percent (80%) of Anchor Capital is owned by Anchor Capital Holdings LLC, which is a wholly-owned subsidiary of publicly-held Boston Private Financial Holdings, Inc. Anchor Capital is located at One Post Office Square, Suite 3850, Boston, MA 02109.

The table below shows other accounts for which the portfolio manager of the Fund is primarily responsible for the day-to-day portfolio management as of June 30, 2012.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Ronald L. Altman
Registered Investment Companies	0	NA	0	NA
Other Pooled Investment Vehicles	0	NA	0	NA
Other Accounts	0	NA	0	NA

Compensation: Ronald L. Altman’s compensation includes a base salary. Mr. Altman also participates in standard company benefits including a 401(k) plan. Mr. Altman may also be entitled to receive a percentage of a bonus pool that is based on Anchor Capital’s net operating profits. Mr. Altman’s share of the pool is determined by Anchor Capital’s Chief Executive Officer and Chief Investment Officer. Accordingly, Mr. Altman’s compensation is not directly based on the performance of the Fund and is not directly based on the value of assets held in the Fund’s portfolio.

Material Conflicts of Interest: The portfolio manager for the Fund may manage multiple accounts following the same Enhanced Equity strategy. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations. Consequently, the portfolio manager may purchase securities for one account and not another and the performance of securities purchased for one account may vary from the performance of securities for another. Anchor Capital has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients including written policies and procedures reasonably designed that seek to allocate investment opportunities on a fair and equitable basis over time.

As of the Effective Date, the following information replaces the information in the Statement of Additional Information on page 120 relating to the Fund’s portfolio manager:

Ownership of Securities. The table below shows the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager as of June 30, 2012.

	Portfolio Manager	Dollar Range of Securities in the Fund
ASTON/Anchor Capital Enhanced Equity Fund	Ronald L. Altman	$100,001 - $500,000

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com

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